UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 499-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent applicable, the disclosure in Item 8.01 of this Current Report on Form 8-K relating to director resignations is hereby incorporated by reference.

Item 8.01	Other Events.

As previously announced, Centennial Resource Development, Inc. (“Centennial”) entered into that certain Business Combination Agreement, dated as of May 19, 2022, with Centennial Resource Production, LLC, a Delaware limited liability company and a subsidiary of Centennial (“Merger Sub”), Colgate Energy Partners III, LLC, a Delaware limited liability company (“Colgate”), and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions in the Business Combination Agreement, Merger Sub will merge with and into Colgate (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Centennial. The board of directors of Centennial (the “Centennial Board”) intends to appoint the following individuals to the board of directors of the combined company, effective as of the closing of the Merger:

•	William M. Hickey III;

•	James H. Walter;

•	William J. Quinn;

•	Aron Marquez;

•	Karan E. Eves; and

•	Steven D. Gray.

Centennial expects that the foregoing individuals will serve on the 11 member board of directors of the combined company in addition to the current directors Maire A. Baldwin, Robert M. Tichio, Matthew G. Hyde, Jeffrey H. Tepper and Sean R. Smith.

A brief biography of each of the foregoing prospective director appointees is set forth below:

William M. Hickey III. William Hickey has served as Colgate’s Co-Chief Executive Officer since November 2015 and will be a Co-Chief Executive Officer of the combined company following the closing of the Merger. Prior to co-founding Colgate with Mr. Walter and serving as Co-Chief Executive Officer of Colgate, Mr. Hickey worked for the energy private equity firm EnCap Investments where he evaluated and monitored investments across the oil and gas space with a focus on the Permian Basin. Prior to joining EnCap Investments, Mr. Hickey worked for Pioneer Natural Resources, where he rotated through numerous engineering positions and worked directly for the Chief Operating Officer. Mr. Hickey graduated from the University of Texas at Austin with a Bachelor of Science in Petroleum Engineering, and received his Master of Business Administration from Southern Methodist University.

James H. Walter. James Walter has served as Colgate’s Co-Chief Executive Officer since November 2015 and will be a Co-Chief Executive Officer of the combined company following the closing of the Merger. Prior to founding Colgate with Mr. Hickey, Mr. Walter worked for Denham Capital, an energy private equity firm, where he evaluated and monitored investments across the oil and gas space with a focus on the Permian Basin. Prior to joining Denham Capital, Mr. Walter worked for Boston Consulting Group primarily focusing on evaluating upstream assets for exploration and production companies. Mr. Walter graduated from the University of Texas at Austin with a Bachelor of Arts in the Plan II Honors Program and a Bachelor of Business Administration in Finance.

William J. Quinn. William Quinn is a Founder and Managing Partner of Pearl Energy Investments (“Pearl”). Prior to founding Pearl in 2015, Mr. Quinn served as Managing Partner of Natural Gas Partners (“NGP”). In his capacity as Managing Partner, he co-managed NGP’s investment portfolio and played an active role in the full range of NGP’s investment process. Mr. Quinn received a B.S.E. in Finance, with honors, from the Wharton School of the University of Pennsylvania, and an M.B.A. from the Stanford University Graduate School of Business.

Aron Marquez. Aron Marquez is the Chief Executive Officer of Wildcat Oil Tools, LLC, an international oil field services and technology company, which he founded in 2012. In 2009, Mr. Marquez founded St. Andrews Royalties LLC, an oil and gas royalty company, for which he serves as President. Prior to founding these companies, Mr. Marquez held various roles from 2004 to 2009 at Nabors Industries, including District Manager overseeing the company’s well servicing operations in West Texas and New Mexico. In 2019, Mr. Marquez founded Flecha Azul Tequila LLC, a premium tequila company, and continues to be active in the company’s management following its expansion through a joint venture with industry professionals in 2021. Mr. Marquez also serves as Chief Executive Officer of Black Quail Apparel LLC, a company that manufactures and sells premium golfing and leisure apparel, and co-founder of Ombré Men, an innovative men’s skincare company. He serves on the Board of Directors for the First Tee of West Texas and previously served on the Midland Community Hospital Advisors Board, the Midland YMCA Board and the United Way of Odessa Board. Mr. Marquez graduated from the University of Oklahoma with a Bachelor of Arts in Organization Leadership.

Karan E. Eves. Karan E. Eves is the Chief Operating Officer of Boaz Energy II, LLC, which she co-founded in 2013. In 2011 she founded Boaz Energy, LLC and served as the company’s Chief Executive Officer. In 2010, Ms. Eves founded Markar Energy Company, an independent engineering consulting firm, and served as its Chief Executive Officer until 2011. Ms. Eves began her career at Merit Energy Company in 2004 and held various roles over her six years with the company, including serving as the Interim Division Manager for Merit’s East Rockies Division. She has served in numerous volunteer roles in her community including Trinity School TCA President, Sustainer of the Junior League of Midland and Sunday School Teacher, and she sits on the finance committee for several nonprofit organizations in Midland. Ms. Eves graduated from Texas Tech University with a Bachelor of Science in Petroleum Engineering.

Steven D. Gray. Steven D. Gray served as the founder, director and Chief Executive Officer of RSP Permian Inc. from its inception in 2010 until its merger with Concho Resources in 2018. After the merger with Concho, he joined Concho’s Board of Directors and served until Concho was acquired by ConocoPhillips in 2021. Prior to forming RSP Permian, Mr. Gray founded several successful oil and gas ventures spanning nearly 20 years in partnerships with Natural Gas Partners, an Irving, Texas based private equity company. Before that, Mr. Gray spent 11 years employed in the oil and gas industry in various capacities as a petroleum engineer. Mr. Gray currently serves as the Chairman of the Board of Directors of Bighorn Permian Resources, LLC, a private company that owns assets in the Permian Basin. He is also on the Board of Directors of Range Resources Corporation and the Texas Tech Foundation. In addition, he is a member of the Petroleum Engineering Academy, serves on the Dean’s Advisory Council for the College of Engineering at Texas Tech University and is a member of the Executive Advisory Council of the George W. Bush Presidential Center in Dallas, Texas. Mr. Gray graduated from Texas Tech University with a Bachelor of Science in Petroleum Engineering.

Following the closing of the Merger, it is expected that the following individuals will serve on the following committees of the board of directors of the combined company:

•	Audit Committee: Jeffrey H. Tepper (Chair), Maire A. Baldwin, Karan E. Eves, Aron Marquez;

•	Compensation Committee: Maire A. Baldwin (Chair), Steven D. Gray, Matthew G. Hyde, Jeffrey H. Tepper; and

•	Nominating, Environmental, Social and Governance Committee: Matthew G. Hyde (Chair), Karan E. Eves, Steven D. Gray, Aron Marquez.

Prior to the closing of the Merger, it is expected that each of Steven J. Shapiro, Pierre F. Lapeyre, Jr., David M. Leuschen and Vidisha Prasad will tender their resignation from the board of directors of Centennial.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this Report regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial,

Colgate and/or the combined company are forward-looking statements. When used in this Report, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this Report speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Proxy Statement filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This Report discusses the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial has filed with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be has been sent or given to the Centennial stockholders and contains important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in the Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: August 22, 2022	By:	/s/ George S. Glyphis
George S. Glyphis
Executive Vice President and Chief Financial Officer